                                                                     Exhibit 4.1

      COMMON STOCK                                           COMMON STOCK
         NUMBER               [INPHONIC, INC. LOGO]              SHARES

Incorporated under the laws of the State of Delaware         SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                 INPHONIC, INC.

                                               CUSIP 45772G

THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                 INPHONIC, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 INPHONIC, INC.
                                    DELAWARE
                                   [1999 SEAL]

   /s/ David A. Steinberg                       /s/  Don Charlton
   Chief Executive Officer and                       Chief Financial Officer
   President
COUNTERSIGNED AND REGISTERED:
       (NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

AUTHORIZED SIGNATURE

                                 INPHONIC, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM-  as tenants in              UNIF GIFT MIN ACT-- _____ Custodian _______
common                                                  (Cust)           (Minor)

TEN ENT-  as tenants                 under Uniform Gifts to Minors Act
by the entireties
                                                      Act_______________________
                                                                  (State)

JT TEN-  as joint tenants with
         right of survivorship
         and not as tenants in
         common

         Additional abbreviations may also be used though not in the above list.

         For Value received, _________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

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________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________ X________________________________________________

                               X________________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.